BellSouth Moves to Segment Reporting
Effective with 1Q99 Earnings Release
1998 Quarterly Results, by Segment, Are Attached


ATLANTA - March 30, 1999 - Following adoption of the FASB standard on segment reporting (FAS 131), BellSouth will disclose quarterly and year-to-date financial results based on operating segments, effective with our 1Q99 earnings release on April 20, 1999. To assist our investors with analyzing and comparing our 1999 results to prior year results, this BLS Investor News includes definitions of our operating segments, explanation of changes to our income statement format (driven by segment reporting), and restatement of 1998 results, by quarter, by segment. Included in this package are the Consolidated Statements of Income by quarter for 1998, restated to conform to segment reporting.



Operating Segments
------------------
We will report financial results and select operating data for the following segments:

     * Wireline Communications - Includes local exchange and access services to business and residential customers in a nine-state region located in the Southeastern United States.

     * Domestic Wireless - Includes our domestic cellular and PCS businesses.

     * International Operations - Includes a variety of communications services, primarily wireless communications, in our markets outside the United States.

     * Advertising and Publishing - Includes all businesses related to publishing, printing, and selling advertising in telephone directories, both paper and electronic.

     * Other - Includes the operations of all other businesses which fall below the segment reporting threshold, such as entities providing internet access, wireless data, entertainment, and other strategic initiatives.



Segment Presentation and Other Changes
--------------------------------------
* Revenues: Revenue line items have been recast to align with our operating segments (see the attachment titled "Income
  Statement Revenue Definitions" for the new line items).
  Highlights of classification changes include:

     * MemoryCall (voice messaging) and Inside Wire Maintenance have been reclassified from Other Services Revenues to Local Service Revenue.

     * Interstate Access Revenues and Intrastate Access Revenues have been combined into Network Access Revenues.

     * Toll Revenue is now called Long Distance Revenue.

     * Certain revenues previously classified as Wireless
       Communications or as Directory Advertising and Publishing Revenue are now classified as Other Wireline
       Revenue; these include revenues from enhanced white pages listings and revenues from wireless interconnection.

     * Revenues on the Consolidated Income Statement are GAAP based, which eliminate intercompany billings. Revenues on the Segment Income Statements do not eliminate intercompany billings, which better reflects the operations of the segment.



* Expenses: Cost of Services and Products has been combined with Selling, General & Administrative into one expense line item titled "Operational and Support Expenses."



* Selected Financial and Operating Data:
     * Capital Expenditures will now be reported, replacing
       Property Additions.

    * The Wireless Operating Information schedule is now integrated with the segment information, and the following changes have been made:

     * Cellular and PCS results will now be combined for all financial reporting and operating data.

     * The International segment statements will include proportional financial results and operating data for all international properties; Latin America will no longer be disclosed separately.

     * Proportional Wireless Revenues and ARPU are calculated as follows:

           Domestic Revenues            International Revenues
           Activation fees              Activation fees
           + Access                     + Access
           + Airtime                    + Airtime
           + Roaming (net)              + Roaming (net)
           + Long Distance*             + Long Distance
           + Equipment Sales (net)      + Equipment Sales
           + Value Added Services       + Value Added Services
           + Other Revenue              + Other Revenue
           Wireless Revenues, net       Wireless Revenues, net

           * Denotes change from prior years' domestic wireless proportional revenues, which reported Long Distance as net


           ARPU (both Domestic and International)
           Activation fees*
           + Access
           + Airtime
           + Roaming (net)*
           + Long Distance (gross)*
           + Value Added Services
           Average Monthly Revenue/Proportionate Customers = ARPU

           * Denotes change from prior years' Domestic ARPU calculation, in order to be consistent with industry standards



1999 Quarterly Earnings Release Format

Our 1999 quarterly earnings releases will include the following financial statements and related operating data:

      * Consolidated Statement of Income (GAAP basis)

      * Normalized Earnings Summary

      * Consolidated Balance Sheet (GAAP basis)

      * Wireline Communications segment Statement of Income, including Selected Financial and Operating Data

      * Domestic Wireless segment Statement of Income, including
        Proportionate Basis Selected Financial and Operating Data

      * International Operations segment Statement of Income, including Proportionate Basis Selected Financial and Operating Data. A schedule of both Proportionate Basis and Control Basis customers, by country, will also be included.

      * Advertising and Publishing segment Statement of Income

      * Other segment Statement of Income

=========================================================================
INCOME STATEMENT REVENUE DEFINITIONS
=========================================================================


=========================================================================
Wireline Communications
=========================================================================
                                                   Local service revenues
 .........................................................................
 * Basic local telephone service
 * Convenience features ( e.g., Caller ID
    Deluxe, Call Return, Call Waiting, MemoryCall(r) )
 * Local data transport services
 * Public payphone services
 * Directory assistance
 * Inside wire maintenance contracts
 * Resold access lines

                                                  Network access revenues
 .........................................................................
 * Usage based switched access
 * Dedicated transport for special access
 * Access-line related charges (e.g., Subscriber
    Line Charges (SLC) and Presubsribed
    Interexchange Carrier Charges (PICC))
 * Universal Service Fund (USF) receipts

                                                   Long distance revenues
 .........................................................................
 * Intralata long distance voice and data traffic


                                                  Other wireline revenues
 .........................................................................
 * Customer premises equipment sales and
    maintenance services
 * Network integration and advanced business solutions
 * Billing and collection services
 * Enhanced consumer white pages listings
 * Unbundled network elements
 * Interconnection revenues for terminating wireless traffic


=========================================================================
Domestic Wireless
=========================================================================
                                              Domestic wireless revenues
 .........................................................................
   For all consolidated properties:

 * Cellular and PCS local, long distance and roaming charges
 * Convenience features
 * Sales of cellular and PCS handsets and accessories
 * Interconnection revenues for terminating traffic


=========================================================================
International Operations
=========================================================================
                                       International operations' revenues
 .........................................................................
   For all consolidated properties: Argentina, Chile, Ecuador, Peru, Venezuela (Brazil, Nicaragua, Panama, Uruguay, Denmark, Germany,
   India, Israel are accounted for under the equity method and included in Other Income.)

 * Cellular and PCS local, long distance, and roaming charges
 * Convenience features
 * Sales of cellular and PCS handsets and accessories
 * Interconnection revenues for terminating traffic
 * Internet access and cable television
    services



=========================================================================
Advertising and Publishing
=========================================================================
                                      Advertising and publishing revenues
 .........................................................................
 * Selling and publishing yellow pages
    advertising
 * Publishing fees for white pages
    directories
 * Enhanced business white pages listings
 * Electronic media advertising (e.g.,
    Internet and CD-ROM products)




=========================================================================
Other
=========================================================================
 * Internet access (segment reporting purposes only)
 * Entertainment (domestic cable television operations)
 * Wireless data
 * Other strategic initiatives

BellSouth Corporation
Consolidated Statements of Income (unaudited)
(amounts in millions, except per share data)

                                 Quarter Ended           Year Ended
                        -------------------------------- ----------
                        3/31/98 6/30/98 9/30/98 12/31/98  12/31/98
Operating Revenues
 Wireline communications
  Local service          $2,414  $2,502  $2,542   $2,575  $10,033
  Network access          1,151   1,160   1,147    1,174    4,632
  Long distance             175     177     180      181      713
  Other wireline            236     249     267      271    1,023
   Total Wireline
    communications        3,976   4,088   4,136    4,201   16,401
 Domestic wireless          644     672     702      705    2,723
 International
  operations                452     484     514      545    1,995
 Advertising &
  publishing                336     394     481      680    1,891
 Other                       18      26      32       37      113
  Total Operating
   Revenues               5,426   5,664   5,865    6,168   23,123

Operating Expenses
 Operational and
  support expenses        2,929   3,156   3,291    3,486   12,862
 Depreciation and
  amortization            1,043   1,074   1,111    1,129    4,357
  Total Operating
   Expenses               3,972   4,230   4,402    4,615   17,219

Operating Income          1,454   1,434   1,463    1,553    5,904

Interest Expense            190     203     218      226      837
Gain on Sale of
 Operations                 155       -       -      180      335
 Other Income, net           28     118      73      130      349

Income Before
 Income Taxes             1,447   1,349   1,318    1,637    5,751

Provision for
 Income Taxes               555     531     504      634    2,224

    Net Income             $892    $818    $814   $1,003   $3,527

Earnings Per Share:
 Basic                    $0.45   $0.41   $0.41    $0.51    $1.79
 Diluted                  $0.45   $0.41   $0.41    $0.51    $1.78

-------------------------------------------------------------------------
Selected Financial and Operating Data
-------------------------------------------------------------------------

                                 Quarter Ended           Year Ended
                        -------------------------------- ----------
                        3/31/98 6/30/98 9/30/98 12/31/98  12/31/98

(amounts in millions, except per share data)

EBITDA                   $2,497  $2,508  $2,574   $2,682   $10,261
EBITDA margin             46.0%   44.3%   43.9%    43.5%     44.4%
Return on average equity
 (annualized)             23.0%   20.2%   19.6%    25.1%     22.3%
Return on average total
 capital (annualized)     15.6%   14.0%   13.9%    16.3%     15.1%
Weighted average common
 shares outstanding
  Basic                   1,983   1,978   1,965    1,954     1,970
  Diluted                 1,993   1,990   1,979    1,972     1,984
Dividends per share       $0.18   $0.18   $0.18    $0.19     $0.73
Capital expenditures     $1,226  $1,254  $1,264   $1,468    $5,212

                                       As of
                         --------------------------------
                         3/31/98 6/30/98 9/30/98 12/31/98
Common shares
 outstanding               1,982   1,971   1,959    1,950
Book value per
 share                     $7.92   $8.04   $8.12    $8.26
Debt ratio                 41.1%   42.2%   42.7%    43.0%
Total employees           84,126  86,188  86,628   88,450

See Accompanying Notes at Page 8

BellSouth Corporation
Normalized Earnings Summary ($ in millions, except per share amounts)
(unaudited)

                            Quarter Ended           Year Ended
                  --------------------------------  ----------
                  3/31/98 6/30/98 9/30/98 12/31/98  12/31/98


Reported Net
 Income              $892    $818    $814   $1,003    $3,527

  Gain on Sale of
   ITT World
   Directories(a)     (96)                               (96)
  Gain on Sale of
   BellSouth New
   Zealand                                    (110)     (110)
  Income from Prime
   Loan Settlement(b)                          (62)      (62)

Normalized Net
 Income              $796    $818    $814     $831    $3,259





Reported Diluted
 Earnings Per Share  $0.45   $0.41   $0.41    $0.51     $1.78

  Gain on Sale of
   ITT World
   Directories(a)    (0.05)                             (0.05)
  Gain on Sale of
   BellSouth New
   Zealand                                    (0.06)    (0.06)
  Income from Prime
   Loan Settlement(b)                         (0.03)    (0.03)

Normalized Diluted
 Earnings Per Share  $0.40   $0.41   $0.41    $0.42     $1.64

Growth over prior
 year period(c)      14.3%   17.1%   17.1%    16.7%     16.3%


(a) Represents the after-tax gain associated with additional proceeds received in first quarter 1998 on the July 1997 sale of ITT World Directories.
(b) Represents contingent interest and prepayment penalties associated with the repayment of the Prime Loan.
(c) Prior year earnings per share were adjusted to exclude the impact of after-tax gains of $352 ($.18 per share), $128 ($.06 per share) and $23 ($.01 per share) from the sales of Optus Communications , ITT World Directories and Bellcore, respectively and the after-tax effect of a regulatory settlement in South Carolina of $47 ($.02 per share).



See Accompanying Notes at Page 8

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

-------------------------------------------------------------------------
Wireline Communications
-------------------------------------------------------------------------

                              Quarter Ended           Year Ended
                     -------------------------------- ----------
                     3/31/98 6/30/98 9/30/98 12/31/98  12/31/98
Operating Revenues
 Local service        $2,414  $2,502  $2,542   $2,575   $10,033
 Network access        1,151   1,160   1,147    1,174     4,632
 Long distance           175     177     180      181       713
 Other wireline          280     297     326      341     1,244
  Total Operating
   Revenues            4,020   4,136   4,195    4,271    16,622

Operating Expenses
 Operational and
  support expenses     1,971   2,121   2,203    2,092     8,387
 Depreciation and
  amortization           826     836     847      854     3,363
  Total Operating
   Expenses            2,797   2,957   3,050    2,946    11,750

Operating Income       1,223   1,179   1,145    1,325     4,872

Interest Expense         133     144     132      142       551
Other Income
 (Expense), net            2       2      (2)       1         3

Income Before
 Income Taxes          1,092   1,037   1,011    1,184     4,324

Provision for
 Income Taxes            409     393     344      427     1,573

    Segment Net
     Income(1)          $683    $644    $667     $757    $2,751



-------------------------------------------------------------------------
Selected Financial and Operating Data
-------------------------------------------------------------------------

                             Quarter Ended          Year Ended
                   -------------------------------- ----------
                   3/31/98 6/30/98 9/30/98 12/31/98  12/31/98
(amounts in millions)
EBITDA              $2,049  $2,015  $1,992   $2,179    $8,235
EBITDA margin        51.0%   48.7%   47.5%    51.0%     49.5%
Convenience feature
 revenues             $360    $394    $422     $423    $1,599
Access minutes
 of use             25,082  26,240  26,438   26,613   104,373
Long distance
 messages              201     201     199      183       784
Capital
 expenditures         $843    $880    $870     $919    $3,512


See Accompanying Notes at Page 8

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

-------------------------------------------------------------------------
Domestic Wireless (2)
-------------------------------------------------------------------------

                              Quarter Ended           Year Ended
                     -------------------------------- ----------
                     3/31/98 6/30/98 9/30/98 12/31/98  12/31/98

Operating Revenues      $646    $674    $703     $707    $2,730
Segment Net
 Income(1)               $69     $74     $79      $61      $283
Total Assets          $5,859  $5,879  $6,005   $6,540    $6,540


-------------------------------------------------------------------------
Control Basis(3) - Selected Operating Data
-------------------------------------------------------------------------

(end of period,
 in thousands)
Customers              5,194   5,427   5,648    4,901
POPs                  74,817  74,971  74,971   60,341


-------------------------------------------------------------------------
Proportionate Basis(4) - Selected Financial and Operating Data
-------------------------------------------------------------------------

                                 Quarter Ended               Year Ended
                        -----------------------------------  ----------
                        3/31/98  6/30/98  9/30/98  12/31/98    12/31/98
(amounts in millions,
 except customer data
 in thousands)
Wireless revenues,
 net(5)                    $650     $662     $692      $713     $2,717
Net income(6)               $70      $79      $80       $49       $278
Operating cash flow(7)     $267     $279     $298      $265     $1,109
Operating cash flow
 margin(8)                41.1%     42.1%    43.1%     37.2%      40.8%
Customer net adds
 in period
 (excluding ownership
 changes)                   130     195       171       258        754
Average monthly revenue
 per customer(9)            $53     $51       $54       $52        $52


                                     As of
                      ----------------------------------
                       3/31/98 6/30/98 9/30/98 12/31/98
Wireless:
 Customers               4,335   4,529   4,700    4,796
 POPs                   59,942  60,311  60,250   58,122
Penetration rate(10)      8.9%    9.3%    9.6%     9.2%
Property, plant
 and equipment          $4,376  $4,505  $4,606   $4,929

-------------------------------------------------------------------------
Normalized Financial and Operating Data(11):
-------------------------------------------------------------------------
                                 Quarter Ended               Year Ended
                        -----------------------------------  ----------
                        3/31/98  6/30/98  9/30/98  12/31/98    12/31/98
 Wireless revenues,
  net(5)                   $624    $638      $665      $688     $2,615
 Customers                4,185   4,376     4,541     4,796
 POPs                    57,664  58,033    57,971    58,122
 Penetration rate(10)      9.1%    9.4%      9.7%      9.2%




See Accompanying Notes at Page 8

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

-------------------------------------------------------------------------
International Operations (2)
-------------------------------------------------------------------------

                              Quarter Ended           Year Ended
                    --------------------------------- ----------
                     3/31/98 6/30/98 9/30/98 12/31/98  12/31/98

Operating Revenues      $452    $484    $514     $545    $1,995
Segment Net
 Income (Loss)(1)        $(5)   $(22)     $5     $(40)     $(62)
Total Assets          $4,190  $4,715  $4,483   $4,449    $4,449


-------------------------------------------------------------------------
Control Basis(3) - Selected Operating Data
-------------------------------------------------------------------------


(end of period, in thousands)
Wireless:
 Customers             1,984   2,226   2,430    2,666
 POPs                 71,100  88,100  88,100   84,400


-------------------------------------------------------------------------
Proportionate Basis(4) - Selected Financial and Operating Data
-------------------------------------------------------------------------


                                Quarter Ended             Year Ended
                     ----------------------------------- -----------
                     3/31/98 6/30/98  9/30/98  12/31/98    12/31/98
(amounts in millions,
 except customer
 data in thousands)
Wireless revenues,
 net(5)                 $427    $472     $620      $668    $2,187
Net income
 (loss)(6)               $17     $(6)     $20      $(24)       $7
Operating cash
 flow(7)                $103    $123     $170      $174      $570
Operating cash flow
 margin(8)             24.2%   26.1%    27.4%     26.1%     26.1%
Customer net adds
 in period (excluding
 ownership changes)      217     291      403       483     1,394
Average monthly
 revenue per
 customer(9)             $66     $64      $67       $65       $65



                                      As of
                      --------------------------------------
                      3/31/98   6/30/98   9/30/98   12/31/98
Wireless:
 Customers              2,098     2,390     3,014      3,439
 POPs                  90,729   100,766   108,942    108,313
Penetration rate(10)     2.9%      3.0%      3.1%       3.5%
Property, plant
 and equipment,
 gross                 $2,107    $2,335    $2,819     $3,013


-------------------------------------------------------------------------
Normalized Financial and Operating Data(12):
-------------------------------------------------------------------------
                                Quarter Ended             Year Ended
                     ----------------------------------- -----------
                     3/31/98 6/30/98  9/30/98  12/31/98    12/31/98
Wireless revenues,
  net(5)                $406    $451     $600      $662    $2,119
 Customers             2,031   2,316    2,933     3,439
 POPs                 88,324  98,361  106,537   108,313
 Penetration rate(10)   2.9%    3.0%     3.0%      3.5%





See Accompanying Notes at Page 8

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

-------------------------------------------------------------------------
Advertising & Publishing
-------------------------------------------------------------------------

                            Quarter Ended            Year Ended
                    -------------------------------- ----------
                    3/31/98 6/30/98 9/30/98 12/31/98  12/31/98
Operating Revenues     $338    $392    $481     $680    $1,891
Segment Net Income(1)   $86    $102    $143     $199      $530
Total Assets         $1,154  $1,117  $1,117   $1,288    $1,288




-------------------------------------------------------------------------
Selected Financial and Operating Data
-------------------------------------------------------------------------

                            Quarter Ended            Year Ended
                    -------------------------------- ----------
                    3/31/98 6/30/98 9/30/98 12/31/98  12/31/98
EBITDA                 $143    $163    $239     $329      $874
EBITDA Margin         42.3%   41.6%   49.7%    48.4%     46.2%







-------------------------------------------------------------------------
Other
-------------------------------------------------------------------------

                                Quarter Ended           Year Ended
                      --------------------------------- ----------
                      3/31/98 6/30/98 9/30/98 12/31/98  12/31/98
Operating Revenues        $72     $79     $90      $99      $340
Segment Net Loss(1)      $(40)   $(31)   $(50)    $(89)    $(210)
Total Assets           $1,247  $1,301  $1,132   $1,273    $1,273



See Accompanying Notes at Page 8

BellSouth Corporation
Notes

(1) Segment net income (loss) is based on normalized results which exclude certain one-time transactions and certain corporate intercompany billings. Intersegment revenues are not eliminated for purposes of management reporting.

(2) Domestic and international financial and operating data are reported one month in arrears, except for domestic wireless customers and POPs which are presented as of quarter end (3/31, 6/30, 9/30 and 12/31, respectively.)

(3) Control basis customers and POPs represent end of period customers and estimated market population, respectively, in markets where we exercise operating control of the entity.

(4) Proportionate basis financial and operating data reflect our ownership interest in the total operating results for each of our wireless properties, both domestic and international, whether or not consolidated for financial statement presentation purposes. Proportionate basis customers and POPs represent end of period customers and estimated market population, respectively, multiplied by our ownership interest in a licensee operating in that market.

(5) Wireless revenues, net include activation fees, access, airtime, roaming (net), long distance, equipment sales, value added services and other revenue. Domestic operations' wireless revenues include net losses on equipment sold to customers.

(6) Net income (loss) represents our proportionate interest in the net income (loss) of the respective operations and does not include gains (losses) from the sale of properties or development expenses for markets prior to service initiation.

(7) Operating cash flow is defined as operating income plus depreciation and amortization. While it represents our proportionate interest in the operating entities' operating cash flows, it does not necessarily represent cash available to us.

(8) Operating cash flow margin is calculated by dividing operating cash flow by wireless revenues, net.

(9) Average monthly revenue per customer is calculated by dividing average monthly revenue by average proportionate basis customers. Average monthly revenue includes activation fees, access, airtime, roaming (net), long distance and value added services.

(10) Penetration rate is calculated by dividing proportionate basis customers by proportionate basis POPs
(excludes POPs in markets where service has not been initiated).

(11) During the fourth quarter of 1998, we reorganized our Los
Angeles and Houston/Galveston cellular partnerships with AT&T.
The reorganization changed our ownership interest from 60%, 44% and 37%, respectively, to 44%, 44% and 39%, respectively. We have restated the operating data to reflect this reorganization for all periods presented and provide a more meaningful presentation of existing operations.

(12)  During 1997 and 1998, we sold our interests in Optus
Communications and BellSouth New Zealand. We have restated the operating data to exclude these operations from all periods presented and provide a more meaningful presentation of existing operations.


